UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 18, 2008

                        Commission File Number 000-52263


                              CAVIT SCIENCES, INC.
             (Exact name of registrant as specified in its charter)

             Florida                                             03-0586935
  (State or Other Jurisdiction                                (I.R.S Employer
of Incorporation or Organization)                         Identification Number)

                               20 NW 181st Street
                              Miami, Florida 33169
                    (Address of principal executive offices)

                                 (305) 493-3304
              (Registrant's telephone number, including area code)


       100 East Linton Boulevard, Suite 106B, Delray Beach, Florida 33483
          Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS WITH CERTAIN OFFICERS.

     On January 18, 2008, the Registrant terminated the consulting agreement with Mr. Julio De Leon, the Registrant's Chief Financial Officer. While he is no longer the Registrant's Chief Financial Officer, Mr. De Leon remains on the Registrant's Board of Directors.

     On January 21, 2008, the Registrant entered into a one year consulting agreement with Mr. Matthew J. Cohen, who will serve as the Registrant's Chief Financial Officer for a twelve month period. Mr. Cohen will be compensated at $5,000 per month.

MATTHEW J. COHEN, AGE 49, CHIEF FINANCIAL OFFICER. Mr. Cohen has been an officer and director of PrimEdge (PEDI.PK) since September 20, 2006. Since January 17, 2005, he also has been the Chief Executive Officer and Chief Financial Officer of Genio Group, Inc. (GNOI.OB) and since August 1, 2004, a member of its Board of Directors. Prior to these engagements, Mr. Cohen has served as the Chief Financial Officer for several companies across a variety of industries. From May 2004 to May 2005, he was the Chief Financial Officer of Sea Aerosupport, Inc. From February 2003 to February 2004, Mr. Cohen was Chief Financial Officer of Mark Fore & Strike Holdings, Inc., an apparel retailer. From July 2002 until February 2003, he served as Chief Financial Officer for Life Imaging Corporation, a provider of diagnostic services. From September 1999 until June 2002, Mr. Cohen was Chief Financial Officer for Interactive Technologies.com, (INTR.PK), a benefit and services company, where he continues today as a member of its Board of Directors. Mr. Cohen specializes in the development of financial and operational infrastructure and corporate recovery work. Some of his responsibilities have included the implementation and interfacing of information systems indigenous to the service business. In addition, he also manages all treasury functions, human resource management, payroll and management reporting. Mr. Cohen has a B.B.A. degree in Accounting from New Paltz State University, New York.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Date: January 25, 2008                 CAVIT SCIENCES, INC.


                                       By: /s/ Colm J. King
                                          -------------------------------------
                                          Colm J. King
                                          President and Chief Executive Officer